                                                                   EXHIBIT 10.24

                              INDEMNITY AGREEMENT


          THIS INDEMNITY AGREEMENT (this "Agreement") dated as of ________, 1998, is made by and between Advance Holding Corporation, a Virginia corporation (the "Company"), and ________________ (the "Indemnitee").


                                R E C I T A L S:
                                - - - - - - - -


          A. The Company recognizes that competent and experienced persons are increasingly reluctant to serve as directors and senior officers of corporations unless they are protected by comprehensive liability insurance or indemnification, or both, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and senior officers.

          B. The statutes and judicial decisions regarding the duties of directors are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.

          C. The Company and the Indemnitee recognize that plaintiffs often seek damages in such large amounts and the costs of litigation may be so substantial (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors and senior officers.

          D. The Company believes that it is unfair for certain of its directors and senior officers to assume the risk of substantial judgments and other expenses which may occur in cases in which the director or senior officer has not engaged in willful misconduct or a knowing violation of law.

          E. Section 13.1-697 (together with any successor provisions thereof, "Section 697") and Section 13.1-704 (together with any successor provisions thereof, "Section 704") of the Virginia Stock Corporation Act, under which the Company is organized, empowers the Company to indemnify its directors and officers by agreement and with the approval of the shareholders and to indemnify persons who serve, at the request of the Company, as the directors of other corporations or enterprises, and Section 704 expressly provides that the indemnification provided by Section 697 is not exclusive.

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          F.   The Board of Directors and the shareholders of the Company have determined that contractual indemnification as set forth herein is not only reasonable and prudent but necessary to promote the best interests of the Company and its shareholders.

          G. The Company desires and has requested the Indemnitee to serve or continue to serve as a director and Chairman of the Board of the Company.

          H. The Indemnitee only is willing to serve, or to continue to serve, as a director and Chairman of the Board of the Company, provided that the Indemnitee is furnished the indemnity provided for herein by the Company.


                               A G R E E M E N T:
                               - - - - - - - - -


          NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.   Definitions.
               -----------

               (a) Agent. For purposes of this Agreement, "Agent" of the Company
                   -----
means any person who: (i) is or was a director or senior officer, consultant or representative of the Company or a subsidiary of the Company; or (ii) is or was serving at the request of, for the convenience of, or to represent the interest of the Company or a Subsidiary of the Company as a director, consultant, representative, trustee, partner or officer of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

               (b) Effective Time. For purposes of this Agreement, "Effective
                   --------------
Time" means the effective time of the merger of AHC Corporation, a Virginia corporation, ("AHC") with and into the Company, pursuant to the Agreement and Plan of Merger dated March 4, 1998, by and among the Company, AHC and the guarantors described therein (the "Merger Agreement").

               (c) Expenses. For purposes of this Agreement, "expenses" includes
                   --------
all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements, bonds, expert fees, travel expenses, other out-of-pocket costs and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party, provided that the rate of compensation and estimated time involved is approved in advance by the Board of Directors of the Company), actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, Sections 697 and 698 or otherwise, and amounts paid in settlement by or on behalf of the Indemnitee.

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          (d) Proceedings.  For the purposes of this Agreement, "proceeding"
              -----------
means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

          (e) Subsidiary.  For purposes of this Agreement, "subsidiary" means
              ----------
any corporation or other entity of which more than 50% of the outstanding voting securities are owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

     2.   No Employment.  From and after the Effective Time, the Indemnitee
          -------------
agrees to serve and/or continue to serve as an Agent of the Company at the will of such corporation (or under separate agreement, if such agreement exists), in the capacity the Indemnitee currently serves as an Agent of such corporation, so long as the Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of such corporation or of any subsidiary thereof, or until such time as the Indemnitee tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right or obligation of employment of the Indemnitee in any capacity.

    3.   Indemnification and Exculpation.
         -------------------------------

          (a) Indemnification.  Subject to Section 10 below, the Company shall
              ---------------
indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding (including a proceeding by or in the name of the Company to procure a judgment in its favor) by reason of the fact that, at or after the Effective Time, the Indemnitee is or was an Agent of the Company, or by reason of any act or inaction by him, at or after the Effective Time, in any such capacity, against any and all expenses and liabilities of any type whatsoever, actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding to the maximum extent permitted by Sections 697 and 704, subject to
Section 13 hereof. The termination of any proceeding by judgment, order of court, settlement, conviction or on plea of nolo contendere, or its equivalent,
                                            ---- ----------
shall not, of itself, create a presumption that the Indemnitee engaged in willful misconduct or a knowing violation of the criminal law.

          (b) Exculpation.  To the fullest extent permitted by law, in any
              -----------
proceeding brought by or in the right of the Company or brought by or on behalf of shareholders of the Company, the Indemnitee shall not be liable to the Company or its shareholders for monetary damages with respect to any transaction, occurrence or course of conduct, whether prior or subsequent to the effective date of this Agreement, except for liability resulting from the Indemnitee's having engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law.

          (c) Any indemnification under Subsections 3(a) and 3(b) of this Agreement (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Subsections 3(a) and 3(b).

The determination shall be made:

          (i) By the Board of Directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding;

         (ii) If a quorum cannot be obtained under subsection (i) of this section, by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

        (iii) By special legal counsel:

              (A) Selected by the Board of Directors or its committee in the manner prescribed in subsection (i) or (ii) of this section; or

              (B) If a quorum of the Board of Directors cannot be obtained under subsection (i) of this section and a committee cannot be designated under subsection (ii) of this section, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

         (iv) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

     (d) In the event the Indemnitee is involved in a proceeding by reason of the fact that the Indemnitee was an Agent of the Company prior to the Effective Time, or by reason of any act or inaction by him prior to the Effective Time, the Company agrees to be bound by, and the Indemnitee is entitled to all rights under, Section 5.11 of the Merger Agreement.

  4.   Indemnification of Expenses of Successful Party.  Notwithstanding
       -----------------------------------------------
and without limiting any other provisions of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any claim, issue or matter therein, including the dismissal of any action without prejudice, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.

  5.   Partial Indemnification.  Notwithstanding and without limiting
       -----------------------
any other provisions of this Agreement, if the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines or penalties) actually and reasonably incurred by him in the investigation, defense, settlement or appeal of a proceeding but is not entitled, however, to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled to the fullest extent permitted by law, subject to the provisions of this Agreement.

          6.   Advancement of Expenses.  Subject to Subsection 10(b) below, the
               -----------------------
Company shall advance all expenses reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that, at or after the Effective Time, the Indemnitee is or was an Agent of the Company or by reason of any act or inaction at or after the Effective Time in such capacity. The Company shall pay for or reimburse the reasonable expenses incurred by the Indemnitee in advance of final disposition of a proceeding or the making of any determination under Subsection 3(a) or 3(b) if the Indemnitee furnishes the Company:

               (a) a written statement of his good faith belief that he has met the standard of conduct described in Subsections 3(a) or 3(b); and

               (b) a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet such standard of conduct.

               (c) The undertaking required by paragraph (b) of this Section shall be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make repayment.

               (d) Authorizations of payments under this Section shall be made by the persons specified in Subsection 3(c).

          7.   Notice and Other Indemnification Procedures.
               -------------------------------------------

               (a) Notification of Proceeding.  Promptly after receipt by the
                   --------------------------
Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof; provided that the failure to so notify shall not affect Indemnitee's rights or the Company's obligations hereunder except to the extent the Company is actually prejudiced thereby.

               (b) Request for Indemnification. Any indemnification requested by
                   ---------------------------
the Indemnitee under this Agreement shall be made no later than 10 days after receipt of the written request of the Indemnitee, unless a good faith determination is made within said 10-day period in accordance with one of the methods set forth in Section 3(c) above that the Indemnitee is not or (subject to final judgment or other final adjudication as provided in Section 10(a) below) ultimately will not be entitled to indemnification hereunder.

          (c) Application for Enforcement.  Notwithstanding a determination
              ---------------------------
under Section 7(b) above that the Indemnitee is not entitled to indemnification with respect to any specific proceeding, the Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. Neither the failure of the Company (including its Board of Directors, stockholders, independent legal counsel or the panel of arbitrators) to have made a determination prior to the commencement of such action that the Indemnitee is entitled to indemnification hereunder, nor an actual determination by the Company (including its Board of Directors or independent legal counsel or the panel of arbitrators) that the Indemnitee is not entitled to indemnification hereunder, shall be a defense to the action or create any presumption that the Indemnitee is not entitled to indemnification hereunder.

          (d) Indemnification of Certain Expenses.  The Company shall indemnify
              -----------------------------------
the Indemnitee against all expenses incurred in connection with any hearing or proceeding under Section 7 except to the extent the Company prevails in such hearing or proceeding.

        8.     Assumption of Defense.  In the event the Company shall be
               ---------------------
obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to the Indemnitee, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company shall not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding except for reasonable costs of ongoing investigation, provided that (a) the Indemnitee shall have the right to employ his counsel in such proceeding at the Indemnitee's expense; and (b) if
(i) the employment of counsel by the Indemnitee has been previously authorized in writing by the Company, (ii) the Indemnitee's counsel delivers a written notice to the Company stating that such counsel has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or that the Indemnitee may have defenses available to it that are not available to the Company or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding within a reasonable time, then in any such event the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.

        9.     Insurance.
               ---------

          (a) So long as the Indemnitee shall continue to serve as a director or officer of or consultant to the Company and thereafter so long as the Indemnitee shall be subject to any possible claim or proceeding by reason of the fact that the Indemnitee is or was an agent of the Company, the Company, subject to Section 9(b), shall use its reasonable best efforts to maintain in full force and effect directors' and officers' liability insurance issued by the one or more reputable insurers providing coverage at least comparable to and in the same amount as that provided under the policies held by the Company at January 31, 1998 ("D&O Insurance") with respect to acts or omissions occurring at or after the Effective Time. In all policies of D&O Insurance maintained by or for the benefit of other directors or officers of the Company, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to indemnify the Indemnitee for expenses, judgments, fines or penalties which have been paid directly to the Indemnitee by D&O Insurance. Without limiting any other provisions of this Agreement, including Sections 6 and 7, if the Company has D&O Insurance in effect at the time the Company receives from the Indemnitee any notice of the commencement of a proceeding, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

          (b) The Company shall have no obligation to maintain D&O Insurance if the Board of Directors of the Company determines in good faith that (i) such insurance is not reasonably available, (ii) the premium costs for such insurance is disproportionate to the amount of coverage provided, (iii) the premium costs exceed 175% of the amount per annum the Company paid in the last full fiscal year, or (iv) the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit (it being understood that if such exclusions are not materially greater than those in effect as of January 31, 1998, this clause (iv) cannot be invoked).

          10.  Exceptions.
               ----------

              (a) Certain Matters.  Any provision herein to the contrary
                  ---------------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee on account of any proceeding with respect to (i) remuneration paid to the Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law; (ii) which final and unappealable judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, [or similar provisions of any federal, state or local statute]; or (iii) which (but only to the extent that) it is determined by final and unappealable judgment of a court of competent jurisdiction that the Indemnitee was guilty of willful misconduct or a knowing violation of criminal law. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement.

          (b) Claims Initiated by the Indemnitee.  Any provision herein to the
              ----------------------------------
contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to cross-claims or counter-claims in any proceedings brought against the Indemnitee, any proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise, including as required under Section 4, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors of the Company finds it to be appropriate.

          (c) Unauthorized Settlements.  Any provision herein to the contrary
              ------------------------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company's written consent. Neither the Company nor the Indemnitee shall unreasonably withhold consent to any proposed settlement; [provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company determines (pursuant to Section 7(b) above) that the Indemnitee is not or ultimately will not be entitled to indemnification hereunder].

          (d) Indemnification Unlawful.  Any provision herein to the contrary
              ------------------------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee if a final and unappealable decision by a court of competent jurisdiction shall determine that such indemnification is not lawful.

        11.  Nonexclusivity.  The provisions for indemnification and
             --------------
advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Articles of Incorporation or Bylaws, in any court in which a proceeding is brought, the vote of the Company's stockholders or disinterested directors, other agreements or otherwise, both as to action in the Indemnitee's official capacity and to action in another capacity while occupying his position as an Agent of the Company, in either case after the Effective Time, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee. Any provision herein to the contrary notwithstanding, the Company may provide, in specific cases, the Indemnitee with full or partial indemnification if the Board of Directors of the Company determines that such indemnification is appropriate. This Agreement shall not be construed to restrict any right to indemnification that the Indemnitee may otherwise have under the Articles of Incorporation or Bylaws of the Company. This Agreement shall not be deemed to limit in any manner Indemnitee's rights as a third-party beneficiary under Section 5.11 of the Merger Agreement.

          12.  Subrogation.  In the event of payment under this Agreement, the
               -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who, at the request and expense of the Company, shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          13.  Interpretation of Agreement.  It is understood that the parties
               ---------------------------
hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law. To the extent that a change in the Virginia Stock Corporation Act (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's articles of incorporation and bylaws and this Agreement, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. In the event the Company grants to any person rights with respect to exculpation from liability or indemnification that are more favorable than those granted to the Indemnitee pursuant to this Agreement, the Indemnitee shall be entitled to the benefit of such improved rights as though set forth in this Agreement.

          14.  Severability.  If any provision or provisions of this Agreement
               ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give maximum effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give maximum effect to Section 13 hereof.

          15.  Modification and Waiver.  No supplement, modification or
               -----------------------
amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Articles of Incorporation or Bylaws of the Company or by other agreements.

          16.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, executors and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, liquidation or otherwise) to all, substantially all, or a substantial part of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether the Indemnitee continues to serve as an officer or director or Agent of the Company or of any other enterprise at the Company's request. In the event of the death or disability of the Indemnitee and his replacement on the Board of Directors by his legal representative pursuant to the Stockholders Agreement, the Company shall enter into an indemnification agreement with such legal representative on the terms set forth herein.

          17.  Notice.  Except as otherwise provided herein, any notice or
               ------
demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual receipt of delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified at the addresses set forth on the signature page of this Agreement (or such other address(es) as a party may designate for itself by like notice).

          18.  Governing Law.  This Agreement shall be governed exclusively by
               -------------
and construed according to the laws of the Commonwealth of Virginia as applied to contracts between Virginia residents entered into and to be performed entirely within Virginia.

          19.  Consent to Jurisdiction.  The Company and the Indemnitee each
               -----------------------
hereby irrevocably consent to the jurisdiction of the courts of the Commonwealth of Virginia for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of (or, if jurisdiction in such state courts shall not be available, the federal courts located in) the Commonwealth of Virginia.

          IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the date first above written.


                              THE COMPANY:

                              Advance Holding Corporation,
                                        a Virginia corporation


                              By:
                                  ----------------------------------
                                  Name:
                                  Title:

                              Address:   5673 Airport Road
                                         Roanoke, VA 24102


                              THE INDEMNITEE:


                              ---------------------------------------
                              [           ]

                              Address:   c/o Advance Holding Corporation
                                         5673 Airport Road
                                         Roanoke, VA 24102